PRINCIPAL CAPITAL APPRECIATION SELECT ETF

Ticker Symbol	Principal U.S. Listing Exchange
LCAP	Cboe BZX
Principal Exchange-Traded Funds Summary Prospectus November 1, 2026
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.PrincipalAM.com/ETFProspectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@PrincipalETFs.com.
The Fund's Prospectus and Statement of Additional Information, both dated November 1, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
Objective: The Fund seeks to provide long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund ("Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses (1)	0.29%
(1)      The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that, for the duration of the Management Agreement, PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under the Fund's Rule 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses, and tax reclaim recovery expenses and other extraordinary expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the ends of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal Capital Appreciation Select ETF	$30	$93	$163	$368
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43.4% of the average value of its portfolio.
1 of 3

Principal Investment Strategies
The Fund invests primarily in equity securities of U.S. companies with any market capitalization, but it has a greater exposure to large market capitalization companies than small or medium market capitalization companies. Although there is no restriction on the size of the companies in which the Fund invests, most of the Fund's investments typically include companies with a market capitalization range over $10 billion at the time of purchase. Those managing the Fund’s investments seek to invest in securities of businesses that they believe are trading at a discount to their private market value (i.e., the value of the business if it was sold), have a competitive advantage, and/or that have barriers to entry in their respective industries.
On or about December 1, 2026, subject to shareholder approval, add the following paragraph:
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Active Management Risk. The Fund's investments are actively managed by the investment team and do not track an index. Consequently, there is no guarantee that the investment techniques, analyses, or judgments that the Fund’s investment advisor and/or sub-advisor applies in making investment decisions for the Fund will produce the intended outcome or that the investments the advisor selects for the Fund will perform as well as other securities that were not selected for the Fund. The Fund may not achieve its investment objective, and it is not intended to be a complete investment program.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
Market Trading Risks. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, limited pool of authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
On or about December 1, 2026, subject to shareholder approval, add the following risk:
Non-Diversification Risk.  A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may sell or purchase Fund shares in large quantities on the secondary market. These secondary market transactions may cause authorized participants to increase their purchases and redemptions of creation units from the Fund. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund's exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
2 of 3

Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the Russell 1000 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.principalam.com/etfperformance.
Investment Advisor
Principal Global Investors, LLC
•Daniel Coleman (since 2025), Portfolio Manager
•Theodore Jayne (since 2025), Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value ("NAV") only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in creation units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)
Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. Individual Shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the bid-ask spread).
You can access recent information, including information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads at www.PrincipalAM.com.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

3 of 3